Exhibit 99.1


         STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING
           FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Andrea Jung, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Avon Products, Inc., and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o Annual Report on Form 10-K for the year ended December 31, 2001 of Avon Products, Inc.;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Avon Products, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o        any amendments to any of the foregoing.


     /s/  Andrea Jung                            Subscribed and sworn to
---------------------------------                before me this 13th day of
Andrea Jung                                      August 2002.
Chairman and
Chief Executive Officer
Avon Products, Inc.                               /s/ Lorna Laemmie
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                                                 Notary Public

August 13, 2002
                                                 My commission Expires:
                                                    June 20, 2006
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